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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 OCTOBER 1, 2003
                                (DATE OF REPORT)

                             AMERIGAS PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                  DELAWARE                                 1-13692                            23-278918
(STATE OR OTHER JURISDICTION OF INCORPORATION)     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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AmeriGas Partners, L.P.                                          Form 8-K
Page 2                                                           October 1, 2003



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

            On October 1, 2003, AmeriGas Partners, L.P. (the "Registrant"), through its subsidiary, AmeriGas Propane, L.P. (the "Operating Partnership"), acquired substantially all of the retail propane distribution assets and business of Horizon Propane LLC, an Ohio limited liability company ("Horizon"), pursuant to the terms of an Asset Purchase Agreement dated as of October 1, 2003, by and between Horizon and the Operating Partnership. The assets acquired in the acquisition will be used in the Operating Partnership's retail propane distribution operations.

            The purchase price of $31.7 million in cash is subject to a post-closing working capital adjustment. The Operating Partnership used cash on hand to fund the purchase price.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of businesses acquired.

      (b)   Pro forma financial information.

            The financial statements and pro forma financial information relating to the business acquisition described in Item 2 of this Current Report will be filed by amendment to this Current Report not more than 60 days after this Current Report on Form 8-K is required to be filed.

      (c)   Exhibits.

            10.1 Asset Purchase Agreement dated as of October 1, 2003, by and between Horizon Propane LLC and AmeriGas Propane, L.P.

            10.2  List of exhibits and schedules to the Asset Purchase
                  Agreement omitted from this filing. The Registrant hereby undertakes, pursuant to Regulation S-K Item 601(2), to furnish any such exhibits and schedules to the Commission supplementally upon request.

            99    News release by AmeriGas Partners, L.P. dated October 1,
                  2003.
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AmeriGas Partners, L.P.                                          Form 8-K
Page 3                                                           October 1, 2003



                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                   AmeriGas Partners, L.P.
                                                   By: AmeriGas Propane, Inc.,
                                                   its general partner
                                                   (REGISTRANT)


                                              By:  /s/ Martha B. Lindsay
                                                   -----------------------------
                                                   Martha B. Lindsay
                                                   Vice President - Finance &
                                                   Chief Financial Officer




Date: October 15, 2003
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                                  EXHIBIT INDEX

10.1  Asset Purchase Agreement dated as of October 1, 2003 by and between
      Horizon Propane LLC and AmeriGas Propane, L.P.

10.2 List of exhibits and schedules to the Asset Purchase Agreement omitted from this filing. The Registrant hereby undertakes, pursuant to Regulation S-K Item 601(2), to furnish any such exhibits and schedules to the Commission supplementally upon request.

99    Text of news release issued by AmeriGas Partners, L.P. dated October 1,
      2003.